UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934

                                January 14, 2008
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                   86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


       4909 E. McDowell, Suite 104
            Phoenix, Arizona                                      85008-4293
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 14, 2008 Global Entertainment Corporation ("the Company") issued a press release announcing its financial results for the second fiscal quarter and six months ended November 30, 2007. The full text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

         Exhibit No.                        Description
         -----------                        -----------

            99.1 Press release, dated January 14, 2008, announcing the financial results of Global Entertainment Corporation for the second fiscal quarter and six months ended November 30, 2007.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL ENTERTAINMENT CORPORATION


Date: January 16, 2008                    By: /s/ James Yeager
                                             -----------------------------------
                                          Name:  James Yeager
                                          Title: Senior Vice-President and
                                                 Chief Financial Officer

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